UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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BancFirst Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BancFirst Corporation

101 North Broadway

Oklahoma City, Oklahoma 73102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 25, 2006

To the Stockholders of BancFirst Corporation:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of BancFirst Corporation (the “Company”) will be held at the BancFirst Corporation headquarters, Second Floor, 101 N. Broadway (the corner of Main Street and Broadway), Oklahoma City, Oklahoma, on May 25, 2006 at 9:00 a.m. for the following purposes:

1.	To elect six directors to serve until their successors are elected and have qualified;

2.	To amend the BancFirst Corporation Stock Option Plan to increase the number of shares of common stock that may be issued under the plan by 100,000 shares to a total of 2,500,000 shares;

3.	To amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan to increase the number of shares of common stock that may be issued under the plan by 30,000 shares to a total of 180,000 shares;

4.	To amend the BancFirst Corporation Directors’ Deferred Stock Compensation Plan to increase the number of shares of common stock that may be issued under the plan by 11,000 shares to a total of 51,000 shares, and to extend the term of the plan to June 30, 2009;

5.	To ratify Grant Thornton LLP as independent auditor for the fiscal year ending December 31, 2006; and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors of the Company has fixed the close of business on April 13, 2006 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. Your vote is important regardless of the number of shares you own. Each stockholder, even though he or she now plans to attend the Annual Meeting, is requested to sign, date and return the enclosed Proxy without delay. You may revoke your Proxy at any time prior to its exercise. Any stockholder present at the Annual Meeting or at any adjournments or postponements thereof may revoke his or her Proxy and vote personally on each matter brought before the Annual Meeting.

By Order of the Board of Directors,

/s/ Joe T. Shockley, Jr.
Joe T. Shockley, Jr.
Executive Vice President,
CFO and Secretary

Oklahoma City, Oklahoma

April 28, 2006

PLEASE SIGN AND DATE THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE.

BancFirst Corporation

101 North Broadway

Oklahoma City, Oklahoma 73102

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 25, 2006

This Proxy Statement is being furnished to the stockholders of BancFirst Corporation (the “Company”) in connection with the solicitation of proxies by the Board of Directors of such corporation for use at its Annual Meeting of Stockholders to be held May 25, 2006, and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders dated April 28, 2006. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders of the Company on or about April 28, 2006. THE SOLICITATION OF THE ACCOMPANYING PROXY IS MADE BY AND ON BEHALF OF THE BOARD OF DIRECTORS.

The cost of soliciting proxies will be borne by the Company, including expenses in connection with the preparation, printing and mailing of this Proxy Statement and all proxy soliciting material which now accompany or may hereafter supplement it. The solicitation will be made by mail; however, proxies also may be solicited by personal interview, telephone or other electronic means by directors, officers or employees of the Company. The Company will also supply brokers or persons holding stock in their names or in the names of their nominees with the number of proxies, proxy material and annual reports as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith.

The date of this Proxy Statement is April 28, 2006.

VOTING AND REVOCABILITY OF PROXIES

The close of business on April 13, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting or any adjournment thereof. On the record date, there were outstanding and entitled to vote 15,687,842 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Each share of Common Stock is entitled to one vote. There is no cumulative voting with respect to the election of directors.

Under the provisions of the Oklahoma General Corporation Act and the Company’s Bylaws, a majority of the shares of outstanding Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Annual Meeting. Except as may be specifically required by the Oklahoma General Corporation Act, the Company’s Certificate of Incorporation or its Bylaws, and other than the election of directors, the affirmative vote of the majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter (a “Majority Vote”) shall be the act of the stockholders. For purposes of determining whether a proposal has received a Majority Vote, abstentions will be included in the vote total, with the result that an abstention will have the same effect as a negative vote. For purposes of determining whether a proposal has received a Majority Vote, in instances where brokers are prohibited from exercising discretionary authority for beneficial holders of Common Stock who have not returned a proxy (so-called “broker non-votes”), those shares will not be included in the vote totals and, therefore, will have no effect on the outcome of the vote.

Common shares represented by properly executed proxies, unless previously revoked, will be voted at the Annual Meeting of Stockholders in accordance with the instructions thereon. If no direction is indicated, such shares will be voted for approval of the matters submitted, and, in connection with any other business that properly may come before such meeting, such shares shall be voted according to the discretion of the persons named as proxies.

Any holder of the Common Stock of the Company who executes a proxy has the continuing right to revoke the proxy at any time before it has been voted. Such right may be exercised (i) by delivering written notice of revocation, bearing a later date than the proxy card, to the corporate secretary of the Company; (ii) by delivering to such corporate secretary a duly executed proxy bearing a later date; or (iii) by attending the Annual Meeting and voting in person. Any holder of the Common Stock of the Company may appear and vote at the Annual Meeting, irrespective of whether he has previously given a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Certain Beneficial Owners

Unless otherwise indicated, the following table sets forth information as of April 13, 2006 with respect to any person who is known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock, which is the Company’s only class of voting securities.

Name and Address of Beneficial Owner	Amount of Beneficial Ownership		Percent of Class
David E. Rainbolt P.O. Box 26788 Oklahoma City, OK 73126	6,166,536	(1)	39.31%

Investors Trust Company P. O. Box 400 Duncan, OK 73534	1,131,092	(2)	7.21%

BancFirst Corporation Employee Stock Ownership and Thrift Plan (the “ESOP”) P.O. Box 26788 Oklahoma City, OK 73126	987,955	(3)	6.30%

(1)	Shares shown as beneficially owned by David E. Rainbolt include 6,085,640 shares held by R Banking Limited Partnership, a family partnership, and 26,302 shares held by the ESOP and allocated to the account of Mr. Rainbolt.
(2)	Investors Trust Company, an Oklahoma-chartered trust company, acts as trustee or co-trustee of various trusts which, in the aggregate, own 1,131,092 shares. John C. Hugon and Tom H. McCasland, III, directors of the Company, are stockholders of Investors Trust Company and serve on its Board of Directors. Any voting or disposition of the Company’s Common Stock by Investors Trust Company is determined by its board of directors. No attribution of beneficial ownership of shares included as beneficially owned by Investors Trust Company has been made separately to its board members or owners, all of whom disclaim beneficial ownership of shares in such capacities.
(3)	Consists of shares that are allocated to the accounts of participants who direct the ESOP administrator as to the voting of such shares.

Because of his position with the Company and his equity ownership therein, David E. Rainbolt may be deemed to be a “parent” of the Company for purposes of the Securities Act of 1933 (the “Act”).

Management

As of April 13, 2006, the directors and executive officers of the Company as a group (33 persons, including David E. Rainbolt and certain executive officers of the Company’s wholly-owned subsidiary, BancFirst (“BancFirst” or the “Bank”), beneficially owned 7,425,352 shares of the Company’s Common Stock (47.33% of the total shares outstanding at that date), excluding 292,000 shares represented by exercisable options. It is the intent of the directors and executive officers to vote these shares (i) FOR the election of the nominees named herein as directors of the Company, (ii) FOR the amendment to the BancFirst Corporation Stock Option Plan, (iii) FOR the

amendment to the BancFirst Corporation Non-Employee Directors’ Stock Option Plan, (iv) FOR the amendment to the Directors’ Deferred Stock Compensation Plan, and (v) FOR the ratification of Grant Thornton LLP as independent auditor.

The following table sets forth as of April 13, 2006 the number of shares of Common Stock owned by (i) each director of the Company, (ii) each nominee for director, (iii) the executive officers listed in the Summary Compensation Table, and (iv) all directors and executive officers of the Company as a group, together with the percentage of outstanding Common Stock owned by each.

	Amount of Beneficial Ownership		Percent of Class
Dennis L. Brand	40,788	(1)	0.26%
C. L. Craig, Jr.	39,970	(2)	0.25%
William H. Crawford	350,579	(3)	2.23%
James R. Daniel	27,726	(4)	0.18%
K. Gordon Greer	27,455	(5)	0.17%
Robert A. Gregory	9,750	(6)	0.06%
Dr. Donald B. Halverstadt	5,000	(7)	0.03%
John C. Hugon	100,484	(8)	0.64%
William O. Johnstone	15,052	(9)	0.10%
Dave R. Lopez	3,370	(10)	0.02%
J. Ralph McCalmont	196,000	(11)	1.25%
Tom H. McCasland, III	153,990	(12)	0.98%
Melvin Moran	134,858	(13)	0.86%
Ronald J. Norick	12,000	(14)	0.08%
Paul B. Odom, Jr.	17,000	(15)	0.11%
David E. Ragland	16,016	(16)	0.10%
David E. Rainbolt	6,166,536	(17)	39.31%
H. E. Rainbolt	61,706	(18)	0.39%
G. Rainey Williams, Jr.	34,800	(19)	0.22%
All directors and executive officers as a group (33 persons)	7,717,352		48.29%

(1)	Includes 6,788 shares held by the ESOP for the account of Mr. Brand and 31,000 shares Mr. Brand has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(2)	Includes 10,000 shares Mr. Craig has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(3)	Includes 350,000 shares deemed to be beneficially owned by Mr. Crawford as managing partner of Crawford Family Investments Limited Partnership and 579 shares held by the ESOP for the account of Mr. Crawford.

(4)	Includes 2,126 shares held by the ESOP for the account of Mr. Daniel and 25,000 shares Mr. Daniel has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(5)	Includes 2,615 shares held by the ESOP for the account of Mr. Greer and 20,000 shares Mr. Greer has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(6)	Includes 194 shares held by the ESOP for the account of Mr. Gregory.

(7)	Consists of shares Dr. Halverstadt has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(8)	Includes 75,692 shares held by a trust of which Mr. Hugon’s wife is the beneficiary and 10,000 shares Mr. Hugon has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(9)	Includes 4,000 shares owned by a company that Mr. Johnstone controls, 1,052 shares held by the ESOP for the account of Mr. Johnstone and 10,000 shares Mr. Johnstone has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(10)	Includes 2,500 shares Mr. Lopez has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(11)	Includes 186,000 shares held by the McCalmont Family LLC of which Mr. McCalmont is the manager and 10,000 shares Mr. McCalmont has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(12)	Includes 3,422 shares held directly by Mr. McCasland’s wife and 2,500 shares Mr. McCasland has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(13)	Includes 68,000 shares held directly by Mr. Moran’s wife and 10,000 shares Mr. Moran has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(14)	Includes 2,000 shares held by a partnership of which Mr. Norick is a general partner and 10,000 shares Mr. Norick has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(15)	Includes 10,000 shares Mr. Odom has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(16)	Includes 10,000 shares Mr. Ragland has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

(17)	Includes 6,085,640 shares held by R Banking Limited Partnership, a family partnership, and 26,302 shares held by the ESOP for the account of Mr. Rainbolt.

(18)	Shares are held by the ESOP for the account of H. E. Rainbolt.

(19)	Includes 10,000 shares Mr. Williams has the right to acquire upon the exercise of options exercisable within 60 days after April 13, 2006.

ELECTION OF DIRECTORS

(PROPOSAL NO. 1)

Pursuant to provisions of the Company’s Certificate of Incorporation and Bylaws, the number of directors shall not be less than three nor more than 25; currently the Board of Directors consists of 19 directors. The Company’s Certificate of Incorporation and Bylaws provide for three classes of directors serving staggered three-year terms, with each class to be as nearly equal in number as possible. The Independent Directors Committee of the Board of Directors serves as the nominating committee. In considering director candidates for nomination, the Independent Directors Committee considers various qualifications of the individuals including their occupation, business and other board experience, financial acumen and community involvement. The committee identifies director candidates recommended by existing board members and management, and will consider director candidates recommended by stockholders pursuant to the process described under “Communications and Proposals of Stockholders” below.

The Independent Directors Committee has nominated James R. Daniel, Robert A. Gregory, Tom H. McCasland III, Paul B. Odom, Jr., H. E. Rainbolt and G. Rainey Williams, Jr. for election as Class II directors, with terms expiring at the Annual Meeting of Stockholders to be held in 2009, or until their successors are elected and qualified. All six nominees are incumbents. The current terms of the nominees, with the exception of Mr. McCasland and Mr. Williams, commenced upon their election by the stockholders of the Company on May 22, 2003.

Mr. McCasland was appointed a director by the board in 2005 and Mr. Williams was appointed a director by the board in 2003. Proxies cannot be voted for a greater number of persons than the number of nominees named. Other directors who are remaining on the Board will continue in office in accordance with their previous elections until the expiration of their terms at the 2007 or 2008 annual meetings, as the case may be, and until such directors’ successors have been elected and qualified, or until the earlier of their death, resignation or removal.

The Board of Directors recommends a vote “FOR” the nominees for election to the Board of Directors for the term so specified.

Subject to a quorum, the affirmative vote of a plurality of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote is required for the election of directors. Abstentions and broker non-votes have no effect on determination of plurality except to the extent that they affect the total votes received by any particular candidate.

It is the intention of the persons named in the enclosed form of proxy to vote such proxy for the election of the nominees. The Board of Directors expects that the nominees will be available for election but, in the event that any nominees are not so available, proxies received will be voted for substitute nominees to be designated by the Board of Directors or, in the event no such designation is made by the Board, proxies will be voted for a lesser number of nominees.

The section entitled “Security Ownership of Certain Beneficial Owners and Management” and the table below provide certain information about each nominee based on data submitted by such persons, including the principal occupation of such person for at least the last five years and any public company directorships held by such person.

Name (Age)	Business Experience During Past 5 Years and Other Information	Year First Elected Director

Nominees for Class II Directors to Serve for Three-Year Terms Expiring in 2009

James R. Daniel (66)	Mr. Daniel has been a Vice Chairman of the Company since 1997. From 1994 to 1997, he was President, Chief Executive Officer and Chairman of the Board of Directors of Bank One Oklahoma Corporation. He also served in various executive offices at Friendly Bank, Oklahoma City, Oklahoma from 1964 to 1972, and was its President and Chief Executive Officer from 1972 to 1993	1998

Robert A. Gregory (70)	Mr. Gregory has been a Vice Chairman of the Company since 1995, and was Chief Credit Officer of the Bank from 1995 to 2002. He was a Regional Executive of the Bank and also President of BancFirst Oklahoma City from 1989 to 1995. Mr. Gregory was Executive Vice President of Liberty National Bank & Trust Company of Oklahoma City from 1979 to March 1989.	1995

Tom H. McCasland, III (47)	Mr. McCasland was appointed a director of the Company in 2005 to fill a vacancy on the board. He has been President of Mack Energy Co. since 1996. He has also been an advisory director of BancFirst Duncan since 1998. Mr. McCasland has been a director of Investors Trust Company, an Oklahoma-chartered trust company, since 1984. He previously served on the Board of Directors of Cache Road National Bank of Lawton, Oklahoma, and Charter National Bank of Oklahoma City, Oklahoma.	2005

Name (Age)	Business Experience During Past 5 Years and Other Information	Year First Elected Director

Paul B. Odom, Jr. (77)	Since 1950, Mr. Odom has been involved in commercial and residential land development and property management through P. B. Odom Enterprises, Inc. He previously served on the Board of Directors of Stockyards Bank, Friendly Bank and Central Bank, all located in Oklahoma City, Oklahoma, as well as Bank One of Oklahoma City and its holding company, Bank One Oklahoma Corporation.	1998

H. E. Rainbolt (77)	Mr. Rainbolt has been Chairman of the Board of Directors of the Company since 1984 and was its President and Chief Executive Officer from 1984 to 1991. He has been a director of InterGenetics Incorporated, a biotech company, since 2004. Since 1997, Mr. Rainbolt has also been a partner of Intersouth Venture Partners, a privately-owned venture capital fund. Mr. Rainbolt is a director of Sonic Corp., a publicly-held franchiser of fast-food restaurants. H. E. Rainbolt is the father of David E. Rainbolt.	1984

G. Rainey Williams, Jr. (45)	Mr. Williams has been President of Marco Holding Corporation, a private investment capital partnership, and its predecessors since 1988. He is a member of the Company’s Senior Trust Committee and was an advisory director from 2000 to 2003. Mr. Williams is a director of American Fidelity Dual Strategy Fund, Inc., a registered investment company.	2003

Continuing Class III Directors-Terms Expiring in 2007

William H. Crawford (68)	Mr. Crawford is an employee of BancFirst. He was Chairman and Chief Executive Officer of First Southwest Corporation from 1970 to 2000. He has also been a director of First of Grandfield Corporation since 1992. Mr. Crawford was Vice Chairman of BankSouth Corporation From 1975 to 1998 and Vice Chairman of FCB Financial Corporation from 1984 to 1997.	2000

K. Gordon Greer (69)	Mr. Greer has been a Vice Chairman of the Company since 1997, and a director and Vice Chairman of the Bank since 1996. He was Chairman and Chief Executive Officer of Bank IV, N.A. of Wichita, Kansas from 1989 to 1996. He was Chairman of First National Bank of Tulsa, Oklahoma from 1984 to 1989, and President of Liberty National Bank & Trust Company of Oklahoma City from 1976 to 1984.	1997

Name (Age)	Business Experience During Past 5 Years and Other Information	Year First Elected Director

Dr. Donald B. Halverstadt (71)	Dr. Halverstadt is the senior physician of the Pediatric Urology Service at the Children’s Hospital of Oklahoma. He is also a vice chairman and one of ten governors of the Oklahoma University Medical Center Hospital System of the Health Sciences Center in Oklahoma City. Dr. Halverstadt is a past chairman of the University of Oklahoma Board of Regents, of which he was a member from 1993 to 2000, as well as a past chairman of the Oklahoma State Regents for Higher Education, of which he was a member from 1988 to 1993. He was a director of Lincoln National Bancorporation, a bank holding company in Oklahoma City, Oklahoma. Dr. Halverstadt is a director of Triad Hospitals, Inc., a publicly-held health care company.	2004

William O. Johnstone (58)	Mr. Johnstone is the Chief Executive Officer of Council Oak Partners, LLC, a subsidiary of BancFirst Corporation. He is also the Chief Executive Officer of Council Oak Investment Corporation and Council Oak Real Estate, Inc., both of which are subsidiaries of BancFirst. He has been a Vice Chairman of the Company since 1996. From 1996 to 2001, he served as Chairman and Chief Executive Officer of C-Teq, Inc., a company that provided data processing services to financial institutions. From 1985 until 1996, Mr. Johnstone served as President and Chairman of the Board of City Bankshares, Inc. and its subsidiary, City Bank, Oklahoma City, Oklahoma.	1996

Dave R. Lopez (55)	Mr. Lopez was appointed a director of the Company in 2005 to fill a vacancy on the Board. He has been the President of Downtown Oklahoma City, Inc., a non-profit organization that advocates progress for the Oklahoma City central business district, since 2004. In 2003, he was Vice President of Development for the Oklahoma Arts Institute. From 1979 to 2001, Mr. Lopez held various officer positions with SBC Communications, including President of SBC’s Oklahoma and Texas operations.	2005

Melvin Moran (75)	Mr. Moran has been involved in the oil and gas industry for over 40 years and, since 1982, has been managing partner of Moran-K Oil, LLC. Since 1980 he has also been a managing partner of Moran Oil Enterprises, LLC. Both Moran-K Oil and Moran Oil Enterprises are privately-held oil and gas production companies.	1984

David E. Rainbolt (50)	Mr. Rainbolt has been President and Chief Executive Officer of the Company since January 1992 and was Executive Vice President and Chief Financial Officer of the Company from July 1984 to December 1991.	1984

Continuing Class I Directors-Terms Expiring in 2008

Dennis L. Brand (58)	Mr. Brand has been Senior Executive Vice President of the Company, and President and Chief Executive Officer of the Bank since 2005. He was Executive Vice President and Chief Operating Officer of the Company from October 2003 to December 2004. From 1999 to 2003 he was Executive Vice President of Community Banking. He was a Regional Executive and President of BancFirst Shawnee from 1992 to 1999.	2000

C. L. Craig, Jr. (61)	Mr. Craig is self employed in the investment and management of personal financial holdings. He served as Chairman of the Board of Directors of Lawton Security Bancshares, Inc. from 1983 until 1998.	1998

John C. Hugon (51)	Mr. Hugon has served as President and director of The Hugon Group, L.L.C., a privately-owned investment management, since 1996, and since 1985 he has served as a director of Investors Trust Company, an Oklahoma-chartered trust company. From 1986 to 1998, he was a director of AmQuest Financial Corp., and served as President of AmQuest from 1986 to 1991.	1998

J. Ralph McCalmont (70)	Mr. McCalmont is self employed in the investment and management of personal financial holdings. He was the Interim Director of the Oklahoma Tourism and Recreation Department from 2003 to 2004. He was a Vice Chairman of the Company from 1984 to 2000. Mr. McCalmont was also Chairman of The First National Bank, Guthrie, Oklahoma from February 1974 to April 1989.	1984

Ronald J. Norick (64)	Mr. Norick is the Controlling Manager of Norick Investment Company, LLC, a family financial management company. He was the Mayor of Oklahoma City from April 1987 to April 1998. He was also President of Norick Brothers, Inc. from 1981 to 1992. Mr. Norick has formerly served as a director of two Oklahoma City banks, including City Bank, which was acquired by the Company in March 1996. He is a director of Sport Haley, Inc., a publicly-held golf clothing company.	2002

David E. Ragland (63)	Mr. Ragland has been President and Chief Executive Officer, and a director of Duncan Equipment Company, an industrial supply and equipment company, since 1981. He was also a director of AmQuest Financial Corp., a bank holding company, from 1985 to 1998.	2000

Executive Officers

The executive officers of the Company (including certain executive officers of the Bank), other than those listed above as directors or nominees for directors, are listed in the table below. Each officer serves a term of office of one year or until the election and qualification of his or her successor.

Name	Age	Officer Since	Position
E. Wayne Cardwell	65	1984	Regional Executive, BancFirst
Scott Copeland	41	1992	Executive Vice President and Chief Information Officer, BancFirst, and Member of the Administrative Committee

Name	Age	Officer Since	Position
Roy C. Ferguson	59	1992	Regional Executive, BancFirst, and Member of the Senior Credit Committee
Randy Foraker	50	1987	Executive Vice President and Chief Risk Officer, Treasurer and Assistant Secretary, and Member of the Administrative Committee
D. Jay Hannah	50	1984	Executive Vice President of Financial Services, BancFirst, and Member of the Administrative Committee
David R. Harlow	43	1999	Regional Executive, BancFirst
Karen James	50	1984	Regional Executive, BancFirst
Robert M. Neville	50	1986	Senior Vice President of Investments, BancFirst, and Member of the Administrative Committee
Dale E. Petersen	55	1984	Executive Vice President of Asset Quality, BancFirst, and Member of the Administrative Committee
J. Michael Rogers	62	1986	Senior Vice President of Human Resources, BancFirst, and Member of the Administrative Committee
Darryl Schmidt	44	2002	Executive Vice President and Chief Credit Officer, Director of BancFirst, and Member of the Executive Committee and the Administrative Committee
David M. Seat	55	1995	Regional Executive, BancFirst
Joe T. Shockley, Jr.	54	1996	Executive Vice President and Chief Financial Officer, Secretary, Director of BancFirst, and Member of the Administrative Committee

Board of Directors and Committees

The Board of Directors met 12 times during 2005. No director attended fewer than 75% of all meetings of the Board of Directors and committees on which they served. Of the 19 directors at the time, 15 directors attended the 2005 Annual Meeting of Stockholders.

The Board of Directors has standing an Executive Committee, an Audit Committee, a Compensation Committee and an Independent Directors Committee. The Bank has standing an Administrative Committee, which also reports to the Board of Directors of the Company.

The Executive Committee has the authority to exercise all the powers of the Board of Directors during the intervals between full Board meetings, except the power to amend the Bylaws. Members of the Executive Committee in 2005 were Dennis L. Brand, James R. Daniel, K. Gordon Greer (Chairman), Robert A. Gregory, David E. Rainbolt, H. E. Rainbolt and Darryl Schmidt. The Executive Committee met 14 times during 2005.

The Audit Committee of the Company also serves as the Audit Committee of the Bank. The Audit Committee is responsible for conducting an annual examination of the Company and for ensuring that adequate internal controls and procedures are maintained. An independent auditor is engaged to conduct the annual examination and the Audit Committee meets with the independent auditor to discuss the scope and results of the examination. Additionally, the Internal Auditor of the Bank reports to the Audit Committee. During 2005, the Audit Committee was composed of John C. Hugon, J. Ralph McCalmont (Chairman) and David E. Ragland, who all met the independence requirements for audit committees. The Audit Committee does not have a member serving on the committee who meets the requirements of a “financial expert.” Each of the committee members does have substantial experience in banking, and in analyzing and evaluating bank holding company financial statements. In addition, the Audit Committee has engaged a partner of a CPA firm to advise and consult with the committee on matters of accounting, auditing and internal controls. The Audit Committee has a written Audit Committee Charter, which was included as Appendix A in the Proxy Statement for the Annual Meeting of Stockholders held May 26, 2005. The Audit Committee met 14 times during 2005.

The Compensation Committee of the Company determines the compensation of the Chief Executive Officer, and reviews and approves the compensation of the other executive officers of the Company. During 2005, the Compensation Committee was composed of C. L. Craig, Jr. (Chairman), Melvin Moran and David E. Ragland, who are all independent directors. The Compensation Committee met once during 2005, although it operated on an informal basis throughout the year through discussions and actions at regular Board meetings and through conversations with management and the other directors. The Board of Directors as a whole administers the BancFirst Corporation Stock Option Plan and the BancFirst Corporation Non-Employee Directors’ Stock Option Plan. A report from the Compensation Committee and the Board of Directors is presented under “Compensation of Directors and Executive Officers–Report of the Compensation Committee and the Chief Executive Officer on Executive Compensation.”

The Independent Directors Committee meets periodically in executive session to discuss significant matters and review the actions of management of the Company, and also serves as the Board’s nominating committee. The Independent Directors Committee consists of those directors who meet the applicable independence requirements, which during 2005 were C. L. Craig, Jr. (Chairman), Dr. Donald B. Halverstadt, John C. Hugon, Dave R. Lopez, J. Ralph McCalmont, Tom H. McCasland III, Melvin Moran, Ronald J. Norick, Paul B. Odom, Jr., David E. Ragland and G. Rainey Williams, Jr. The Independent Directors Committee has a written Charter, which was included as Appendix A in the Proxy Statement for the Annual Meeting of Stockholders held May 27, 2004. The Independent Directors Committee met twice during 2005.

The Administrative Committee is a management committee of the Bank and assists the Board of Directors and executive management with administration of corporate policies and procedures, and with other matters concerning the management of the Company’s business. During 2005, the members of the Administrative Committee were Dennis L. Brand, Scott Copeland, James R. Daniel, Randy Foraker, D. Jay Hannah, Dennis Murphy, Robert M. Neville, Dale E. Petersen, David E. Rainbolt (Chairman), J. Michael Rogers, Darryl Schmidt, and Joe T. Shockley, Jr. The Administrative Committee met 12 times during 2005.

Code of Ethics

The Company has adopted a Code of Ethics for Chief Executive Officer and Senior Financial Officers that sets forth the principles and responsibilities for professional and ethical conduct of the Company’s Chief Executive Officer and its senior financial officers. The Company has also adopted a Corporate Code of Conduct that sets forth the Company’s policies and principles regarding the ethical and legal behavior expected of its directors, officers and employees. Copies of the Code of Ethics and the Corporate Code of Conduct may be requested by writing to: Corporate Secretary, BancFirst Corporation, 101 N. Broadway, Oklahoma City, Oklahoma 73102.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires directors and certain officers of the Company to file reports with the Commission reflecting transactions by such persons in the Company’s Common Stock. During and with respect to 2005, to the knowledge of the Company or based on information provided by such persons to the Company, all officers, directors and beneficial owners of more than 10% of the Common Stock of the Company subject to such filing requirements fully complied with such requirements, with the exception of the following: a Form 3 was filed late for David R. Harlow, and Form 4s were filed late for Randy Foraker, David M. Seat and G. Rainey Williams, Jr.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Summary Compensation Table

The following table sets forth certain information with respect to annual and other compensation paid or awarded to the Company’s Chief Executive Officer and its four most highly compensated executive officers (including certain executive officers of the Bank) other than the Chief Executive Officer (each, a “Named Executive

Officer” and collectively, the “Named Executive Officers”), for or with respect to the fiscal years ended December 31, 2005, 2004 and 2003.

		Annual Compensation			Long-Term Compensation
Name and Principal Position	Fiscal Year	Salary	Bonus		Securities Underlying Options	All Other(1) Compensation
David E. Rainbolt President and Chief Executive Officer	2005 2004 2003	$260,000 250,000 220,000		$39,000 50,000 33,000	— — —	$15,960 16,605 12,000
Dennis L. Brand Senior Executive Vice President	2005 2004 2003	$260,000 240,000 210,000		$39,000 48,000 42,000	— — —	$15,960 16,605 12,000
James R. Daniel Vice Chairman	2005 2004 2003	$230,000 223,000 223,000		$46,000 44,600 44,600	— — —	$9,660 10,455 6,000
William O. Johnstone Vice Chairman	2005 2004 2003	$200,000 200,000 200,000	$	— — —	— — —	$104,447 15,834 11,723	(2)
Darryl Schmidt Executive Vice President and Chief Credit Officer	2005 2004 2003	$210,000 195,000 183,000		$42,000 39,000 36,600	— — 15,000	$15,960 16,605 12,000

(1)	Consists of contributions by the Company to the ESOP for the benefit of the Named Executive Officer.

(2)	Includes $89,526 paid to a company that is wholly-owned by Mr. Johnstone, pursuant to incentive agreements between subsidiaries of the Company and Mr. Johnstone’s company.

Stock Option Grants

No stock option grants were made to any of the Named Executive Officers during 2005.

Fiscal Year End Option Values

The following table sets forth certain information regarding outstanding options granted under the BancFirst Corporation Stock Option Plan and the BancFirst Corporation Non-Employee Directors’ Stock Option Plan held by the Named Executive Officers on December 31, 2005. For the purposes of this table, the “value” of an option is the difference between the market value at December 30, 2005 of the shares of Common Stock subject to the option and the aggregate exercise price of such option. No outstanding options were repriced by the Company during 2005.

			Number of Unexercised Options at December 31, 2005		Value of Unexercised In-the-Money Options at December 31, 2005(2)
Name	Option Exercises	Value Received (1)	Exercisable	Unexercisable	Exercisable	Unexercisable
David E. Rainbolt	—	$—	—	—	$—	$—
Dennis L. Brand	—	—	35,000	5,000	915,625	114,375
James R. Daniel	—	—	25,000	—	576,550	—
William O. Johnstone	—	—	10,000	—	220,000	—
Darryl Schmidt	—	—	—	30,000	—	1,020,000

(1)	Value received is the difference between the fair market value at the exercise date and the aggregate exercise price of the option.

(2)	Based on the December 30, 2005 closing price of the Company’s Common Stock of $39.50.

Compensation of Directors

Outside directors receive a fee of $750 per quarter. Inside directors receive a fee of $500 per quarter. Audit Committee members are paid an additional $750 per meeting and the chairman of the Audit Committee receives an additional fee of $3,750 per quarter. Non-employee directors are granted 10,000 options under the Directors’ Stock Option Plan at the time they are first elected as a director.

Compensation Committee Interlocks and Insider Participation

During 2005, the Compensation Committee was comprised of C. L. Craig, Jr. (Chairman), Melvin Moran and David E. Ragland, none of whom are employees or current or former officers of the Company, nor had any relationship with the Company required to be disclosed under “Transactions with Management.”

Report of the Compensation Committee on Executive Compensation

The report of the Compensation Committee appearing below and the information herein under “Company Performance” shall not be deemed “soliciting material” or to be “filed” with the Commission or subject to the Commission’s proxy rules, except for the required disclosure herein, or to the liabilities of Section 18 of the Exchange Act, and such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Act or the Exchange Act.

To Our Stockholders:

The Compensation Committee of the Board of Directors has responsibility for determining the compensation of the Chairman of the Board and the Chief Executive Officer, and for reviewing and approving the compensation of the other members of the Executive Committee as determined by the Chief Executive Officer. The compensation of all other executive officers is determined by the Chief Executive Officer pursuant to authority delegated to him by the Board of Directors, in consultation with the budget review committee and appropriate supervisory personnel, subject to review and approval by the Compensation Committee.

General Executive Compensation Policies

The executive compensation policy of the Company is to provide a compensation program that will attract, motivate and retain the high-caliber executives necessary to achieve the Company’s business strategies, while at the same time ensuring that an appropriate relationship exists between executive compensation and the creation of stockholder values. The Compensation Committee applies this philosophy in determining the compensation of the respective executive officers over whom such committee has responsibility with respect to salary, bonuses and stock options.

Each compensation element supports the Company’s mission, values and culture. The compensation principles that link the individual elements into an integrated compensation strategy are as follows: (i) competitive compensation within industry and peer companies; (ii) individual compensation correlated with personal performance and stockholder value creation; and (iii) a compensation structure that directly aligns the executives with the interests and concerns of stockholders. Additionally, each executive officer’s level of responsibility is considered in setting executive compensation, meaning that the Company generally pays greater compensation to persons having higher levels of responsibility.

The Company’s executive officers are paid base salaries that the Compensation Committee has determined to be fair for their assigned responsibilities in comparison with similar positions in other public companies in the banking industry. The Compensation Committee periodically uses surveys to assist them in establishing the base salaries of the executives over which such committee has responsibility for setting compensation. The Compensation Committee makes these comparisons in an effort to determine whether the Company’s executive compensation is reasonable and remains competitive enough to allow the Company to retain skilled executives. The Compensation Committee believes that the compensation paid to the Company’s executive officers is in the median range of compensation of executive officers of companies to which these comparisons are made. In addition to making such comparisons and considering levels of responsibility, the Compensation Committee considers individual performance and the Company’s performance in terms of stock price, earnings and cash flow. However, the determination of base salaries is not strictly tied to performance criteria, and, in determining base salary levels, the Compensation Committee believes that it affords approximately equal weight to each of the factors described herein.

The Company’s executive officers, including the Chief Executive Officer, participate in an Incentive Bonus Program. Bonus amounts earned are based on the attainment of budgeted earnings and asset quality goals, and can be in amounts of up to 20% of the executive officer’s base salary, depending upon an objective review of the degree of attainment of such goals, as well as both an objective and subjective review of the respective executive officer’s contribution thereto. Individual goals in each case are established by the Compensation Committee with respect to the Chief Executive Officer or, with respect to the other executive officers, by the Chief Executive Officer subject to the review and approval of the Compensation Committee.

The Company’s executive officers also are eligible to participate in the BancFirst Corporation Stock Option Plan. Stock options provide executives the opportunity to acquire an equity interest in the Company and to share in the appreciation of the stock’s value, thereby aligning their interests with those of the stockholders. The Plan is administered by the Board of Directors. Option grants made to executive officers are also approved by the Compensation Committee. In determining option grants, neither the Board nor the Compensation Committee takes into account the amount and value of options currently held, and the Company does not have a target ownership level of equity holdings by its executives. During 2005, stock options for a total of 120,000 shares were granted to employees of the Company, at varying exercise prices equal to the fair market value of the Common Stock on the date of grant. No options were granted to any of the Named Executive Officers in 2005.

Benefits offered to executive officers serve a different purpose than do the other elements of total compensation. In general, they provide a safety net of protection against the financial catastrophes that can result from illness, disability or death. Benefits offered to executives are largely those that are offered to the general employee population, with some variation, primarily with respect to eligibility for participation in the Directors’ Deferred Stock Compensation Plan (to the extent such executives are also directors), and the availability of various limited allowances, including automobiles and club memberships. The Compensation Committee believes that the benefits offered to executive officers generally are competitive. From time to time, the Company’s Human Resources Department obtains data to help ensure that such benefit plans and programs remain competitive and reports its findings to the Compensation Committee.

Compensation of the Chief Executive Officer

The Chief Executive Officer’s compensation is determined by the Compensation Committee. The Compensation Committee believes that the compensation paid to David E. Rainbolt, the Company’s President and Chief Executive Officer, is in the median range of compensation of the chief executive officers of companies to which the comparisons are made. For 2005, the base salary of the Chief Executive Officer was set at $260,000. Mr. Rainbolt also received a bonus of $39,000 for 2005, compared to a bonus of $50,000 for 2004. In making decisions regarding Chief Executive Officer compensation, the Compensation Committee took into account results of operations of the Company, conditions in the banking industry as a whole and Mr. Rainbolt’s contributions to the Company.

The Internal Revenue Code limits the deductibility of certain compensation expenses in excess of $1 million. This was not applicable to the Company for the fiscal year ended December 31, 2005. However, the Compensation Committee and the Board of Directors intend to monitor executive compensation levels and adopt policies, as necessary, to obtain maximum deductibility of executive compensation while providing motivational and competitive performance-based compensation. The Compensation Committee and the Board of Directors will continue to monitor the tax regulations to determine if any executive compensation program changes are necessary.

Compensation Committee:

C. L. Craig, Jr. (Chairman)

Melvin Moran

David E. Ragland

Company Performance

Presented below is a line graph which compares the percentage change in the cumulative total return on the Company’s Common Stock to the cumulative total return of the Nasdaq Stock Market (U.S. Companies) Index and the Nasdaq Bank Stock Index, both as compiled by the University of Chicago Center for Research in Security Price (CRSP). The period presented is from January 1, 2001 through December 31, 2005. The graph assumes an investment on January 1, 2001 of $100 in the Company’s Common Stock and in each index, and that any dividends were reinvested. The values presented for each quarter during the period represent the cumulative market values of the respective investments.

TRANSACTIONS WITH MANAGEMENT

BancFirst has made loans in the ordinary course of business to certain directors and executive officers of the Company and to certain affiliates of these directors and executive officers. None of these loans outstanding are classified as nonaccrual, past due, restructured or potential problem loans. All such loans were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and did not involve more than the normal risk of collectability or present other unfavorable features.

The Company owns 75% of Century Life Assurance Company (Century Life), a life insurance company. The other 25% of Century Life is owned by Pickard Limited Partnership, a family partnership owned by H. E. Rainbolt, Chairman of the Board, David E. Rainbolt, President and Chief Executive Officer, and other members of the Rainbolt family. The 25% ownership by Pickard Limited Partnership permits Century Life to maintain its preferential federal income tax rate as a small insurance company. The shares of Century Life are subject to a Shareholders’ Buy/Sell Agreement whereby each shareholder may purchase the shares of the other shareholder at the original purchase price per share plus 10% compounded annually. The Company sells credit life, credit accident and health, and ordinary life insurance policies issued by Century Life, and retains 40% of the commissions for such sales, which is the maximum amount permitted by law. The net income of Century Life for the year ended December 31, 2005 was $624,000.

APPROVAL OF AMENDMENT TO THE BANCFIRST CORPORATION STOCK OPTION PLAN

(PROPOSAL NO. 2)

Subject to stockholder approval, the Board of Directors has amended the BancFirst Corporation Stock Option Plan (the “Employee Plan”) to increase the aggregate number of shares of the Company’s Common Stock which may be issued upon the exercise of options (“Plan Options”) granted under the Employee Plan from 2,400,000 to 2,500,000.

The Board of Directors believes that the approval of the amendment to the Plan is in the best interests of the Company and its stockholders, as the availability of an adequate number of shares reserved for issuance under the Employee Plan and the ability to grant stock options is an important factor in attracting, motivating and retaining qualified personnel essential to the success of the Company. As of April 13, 2006, approximately 108,000 shares of Common Stock were available for future option grants under the Employee Plan.

Summary of the Provisions of the Employee Plan

The essential features of the Employee Plan are summarized below. This summary does not purport to be a complete description of all the provisions of the Employee Plan. The summary is qualified in its entirety by the full text of the Employee Plan (as proposed to be amended), which has been filed as Appendix A to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov. A copy of the plan document may also be obtained without charge by writing the Company’s Secretary at BancFirst Corporation, 101 N. Broadway, Oklahoma City, Oklahoma 73102.

The Employee Plan, which is not subject to the provisions of the Employee Retirement Income Security Act of 1974, provides for the grant of non-qualified stock options. The Employee Plan is administered by the Board of Directors of the Company, certain members of which includes principal stockholders and employees of the Company or its affiliates, and may also include participants in the Employee Plan. Pursuant to the Employee Plan, the Board may delegate administration of the plan to a committee of the Board consisting of three or more members, at least a majority of which must be “Non-Employee Directors” as such term is used in Rule 16b-3.

The maximum number of shares of Common Stock that which may be issued upon the exercise of options granted pursuant to the Employee Plan is proposed to be increased from 2,400,000 to 2,500,000 (subject to adjustment in the event of stock dividends, stock splits, reverse stock splits, combinations, reclassifications, or like changes in the capital structure of the Company). The 2,400,000 shares currently authorized under the Employee

Plan takes into account a 2-for-1 stock split effective in February 2006. All Plan Options must be granted, if at all, no later than December 31, 2011.

Options may be granted only to employees (including officers) of the Company or its subsidiaries. All Plan Options must have an exercise price equal to the fair market value of the Common Stock on the date of grant. As defined in the Plan, “fair market value” is stated to be equal to the closing price of the Common Stock as reported on the Nasdaq Stock Market, Inc. (“Nasdaq”) on the date of grant or, if no closing price is so reported, the closing price of the Common Stock as reported by Nasdaq on the most recent date next preceding the date of grant. As of April 13, 2006, the closing price of the Common Stock, as reported on the Nasdaq National Market, was $43.00 per share.

The exercise price is payable on exercise of the Plan Option and is payable in cash, certified check, bank draft or money order, unless otherwise determined by the Board of Directors. Unless otherwise determined by the Board of Directors at the time of granting an option, Plan Options vest 25% per year commencing on the fourth year after grant, until the Plan Option is 100% vested. Except for termination of employment as a result of retirement or death, if an optionee ceases to be an employee of the Company for any reason, other than as a result of embezzlement, theft or other violation of law, the optionee may exercise his or her option (to the extent exercisable at the time of termination) at any time within 30 days after termination. If an optionee ceases to be an employee of the Company due to retirement, the optionee may exercise the option (to the extent exercisable at the time of termination) at any time within three months after such retirement. If an optionee ceases to be an employee of the Company due to death, the optionee’s estate, personal representative, or beneficiary shall have the right to exercise the option (to the extent exercisable at the time of death) at any time within 12 months from the date of the optionee’s death.

During the lifetime of the optionee, an option may be exercised only by the optionee. Unless otherwise provided by the Committee, no option may be assignable except (i) by will, (ii) by the laws of descent and distribution, (iii) for the purpose of making a charitable gift, or (iv) to a revocable trust of which the optionee is a trustee.

Except as described above, Plan Options may not have a term in excess of 15 years.

The Board of Directors may terminate or amend the Employee Plan at any time; provided, however, that without the approval of the stockholders of the Company, the Board may not amend the Employee Plan to materially increase the total number of shares of Common Stock covered thereby, materially increase the benefits accruing to participants under the Employee Plan, or materially modify the requirements as to eligibility for participation in the Employee Plan.

Summary of Federal Income Tax Consequences of the Employee Plan

The federal tax consequences of stock options are complex and subject to change. Furthermore, the following summary is intended only as a general guide to the United States federal income tax consequences of options granted under the Employee Plan under current law, and does not attempt to describe all potential tax consequences.

Non-qualified stock options have no special tax status. An optionee generally recognizes no taxable income as the result of the grant of such an option. Upon exercise of the option, the optionee normally recognizes ordinary income with respect to the acquired shares in the amount of the difference between the option price and the fair market value of the shares on the date of exercise. Such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a non-qualified stock option, any gain or loss, based on the difference between the sale price and the fair market value of the shares on the date of recognition of income, will be taxed as long-term or short-term capital gain or loss, depending upon the length of time the optionee has held the stock from the date of recognition of income. No tax deduction is available to the Company with respect to the grant of the option or the sale of stock acquired pursuant to such grant. Provided certain withholding requirements are met, the Company should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of the option.

Specific Benefits under the Employee Plan

The Company has not approved any awards that are conditioned upon shareholder approval of the proposed amendment of the Employee Plan. The number, amount and type of awards to be received by or allocated to eligible persons in the future under the Employee Plan cannot be determined at this time. If the share increase reflected in this amendment proposal had been in effect in fiscal 2005, the Company expects that its award grants for fiscal 2005 would not have been substantially different from those actually made in that year under the Employee Plan.

For information regarding stock-based awards granted to the Named Executive Officers during fiscal 2005, see the material under the heading “Compensation of Directors and Executive Officers” above. For information regarding past award grants under the Employee Plan, see the “Aggregate Past Grants under the Employee Plan” table below.

Aggregate Past Grants Under the Employee Plan

As of April 13, 2006, awards covering 2,556,056 shares (before cancellations of awards covering 311,916 shares) of the Company’s Common Stock had been granted under the Employee Plan. The following table shows information regarding the distribution of those awards among the persons and groups identified below, as well as shares subject to unexercised options outstanding as of that date.

Aggregate Past Grants Under the Employee Plan
Name	Total Shares Subject to Previous Option Grants(1)	Shares Subject to Unexercised Options Outstanding
Named Executive Officers:
David E. Rainbolt President and Chief Executive Officer	60,000	—
Dennis L. Brand Senior Executive Vice President	60,000	36,000
James R. Daniel Vice Chairman	60,000	25,000
William O. Johnstone Vice Chairman	—	—
Darryl Schmidt Executive Vice President and Chief Credit Officer	60,000	60,000
All Executive Officers as a Group	890,000	365,500
Non-Executive Director Group	10,000	10,000
Non-Executive Officer Employee Group	1,656,056	659,656

(1)	Does not include cancellations of awards covering 311,916 shares.

Stockholder Approval

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and eligible to vote is required for the adoption of the proposed amendment.

The Board of Directors recommends a vote “FOR” the proposed amendment to the BancFirst Corporation Stock Option Plan.

APPROVAL OF AMENDMENT TO THE BANCFIRST CORPORATION

NON-EMPLOYEE DIRECTORS’ STOCK OPTION PLAN

(PROPOSAL NO. 3)

Subject to stockholder approval, the Board of Directors has amended the BancFirst Corporation Non-Employee Directors’ Stock Option Plan (the “Non-Employee Directors’ Plan”) to increase the aggregate number of shares of the Company’s Common Stock which may be issued upon the exercise of options granted under the Non-Employee Directors’ Plan from 150,000 to 180,000. As of April 13, 2006, there were no shares available for issuance under the Non-Employee Directors’ Plan. If this amendment to the plan is not approved by the stockholders, newly elected directors will not be able to receive an automatic grant of options as contemplated by the plan.

The Non-Employee Directors’ Plan was approved by the Company’s stockholders on June 24, 1999. The purpose of the Non-Employee Directors’ Plan is to compensate non-management directors for participation on the Board of Directors or its committees by the automatic grant of stock options to purchase shares of the Company’s Common Stock. Directors who are employees of BancFirst Corporation are not eligible to participate in the Non-Employee Directors’ Plan.

Summary of the Provisions of the Non-Employee Directors’ Plan

Following is a brief description of the principal features of the Non-Employee Directors’ Plan. The summary is qualified in its entirety by reference to the full text of the plan, a copy of which (as proposed to be amended) has been filed as Appendix B to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov. A copy of the plan document may also be obtained without charge by writing the Company’s Secretary at BancFirst Corporation, 101 N. Broadway, Oklahoma City, Oklahoma 73102.

Directors who are not employees of the Company (currently 11 persons) are eligible to participate in the Non-Employee Directors’ Plan. The Non-Employee Directors’ Plan is administered by our Board of Directors. All questions of interpretation of the Non-Employee Directors’ Plan or of the options granted pursuant to the Non-Employee Directors’ Plan are determined by the Board. However, the grants of stock options and the amount and nature of the options granted is automatic, as described below.

Under the Non-Employee Directors’ Plan, an option to purchase 10,000 shares of Common Stock is granted to each non-employee director upon initial appointment to the Board of Directors. The exercise price for an option is determined by the closing price as reported on the Nasdaq National Market (or other principal exchange on which the Common Stock is traded) on the business day preceding the date the option is granted. As of April 13, 2006, the closing price of the Common Stock, as reported on the Nasdaq National Market, was $43.00 per share.

An option becomes exercisable in four equal annual installments beginning on the first anniversary of the date of grant, and expires on the fifteenth anniversary of the date of grant. If a director is terminated for cause, all options will be forfeited immediately. If a director ceases to be member of the Board for any other reason, unvested options will terminate and only previously vested options may be exercised for a period of 30 days following termination (or 12 months in the case of termination on account of death).

The exercise price of an option granted under the Non-Employee Directors’ Plan must be paid upon exercise of the option and is payable in cash, certified check, bank draft or money order, unless otherwise determined by the Board of Directors. Stock options granted under the Non-Employee Directors’ Plan are non-qualified stock options.

If the amendment to the Non-Employee Directors’ Plan is approved by our stockholders, the number of shares of common stock that are reserved for issuance under the plan will be increased from 150,000 shares to 180,000 shares, subject to adjustment for stock splits and similar events. Options and shares that are forfeited or otherwise reacquired by us will again be available for the grant of options under the Non-Employee Directors’ Plan. Shares of common stock issued under the Non-Employee Directors’ Plan may be authorized but unissued shares or shares reacquired by us and held in treasury.

No stock options under the Non-Employee Directors’ Plan may be granted after December 31, 2014. The Board of Directors may terminate or amend the Non-Employee Directors’ Plan at any time; provided, however, that without the approval of the stockholders of the Company, the Board may not amend the Non-Employee Directors’ Plan to materially increase the total number of shares of Common Stock covered thereby, materially increase the benefits accruing to participants under the plan, or materially modify the requirements as to eligibility for participation in the plan.

Summary of Federal Income Tax Consequences of the Non-Employee Directors’ Plan

The following is a general description of federal income tax consequences to our non-employee directors relating to stock options granted under the Non-Employee Directors’ Plan. This discussion does not purport to cover all federal tax consequences relating to the directors or the Company, nor does it describe state, local or foreign tax consequences.

A director will not recognize income upon the grant of a non-qualified stock option to purchase shares of common stock. Upon exercise of the option, the director will recognize ordinary compensation income equal to the excess of the fair market value over the exercise price for such shares. We will be entitled to a tax deduction equal to the amount of ordinary compensation income recognized by the director. The deduction will be allowed at the same time the director recognizes the income. The tax basis of the shares of common stock in the hands of the director will equal the exercise price paid for the shares plus the amount of ordinary compensation income the director recognizes upon exercise of the option, and the holding period for the shares for capital gains purposes will commence on the day the option is exercised. A director who sells shares of common stock acquired on exercise of the option will recognize capital gain or loss measured by the difference between the tax basis of the shares and the amount realized on the sale.

Specific Benefits Under the Non-Employee Directors’ Plan

Awards under the Non-Employee Directors’ Plan are automatic to each non-employee director upon initial appointment to the Board of Directors, and the Company has not approved any awards that are conditioned upon shareholder approval of the proposed amendment of the Non-Employee Directors’ Plan.

Aggregate Past Grants Under the Employee Plan

As of April 13, 2006, awards covering all 150,000 shares issuable under the Non-Employee Directors’ Plan had been granted, with the current non-employee directors of the Company as a group having been granted options to purchase an aggregate 100,000 shares of Common Stock. William O. Johnstone, Vice-Chairman of the Board, received options to purchase 10,000 shares under the Non-Employee Directors’ Plan before he became an employee of the Company.

Stockholder Approval

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and eligible to vote is required for the adoption of the proposed amendment.

The Board of Directors recommends a vote “FOR” the proposed amendment to the BancFirst Corporation Non-Employee Directors’ Stock Option Plan.

APPROVAL OF AMENDMENT TO THE BANCFIRST CORPORATION

DIRECTORS’ DEFERRED STOCK COMPENSATION PLAN

(PROPOSAL NO. 4)

Subject to stockholder approval, the Board of Directors has amended the BancFirst Corporation Directors’ Deferred Stock Compensation Plan (the “Deferred Stock Compensation Plan”) to increase the aggregate number of shares available for issuance under the Deferred Stock Compensation Plan from 40,000 to 51,000 shares of Common Stock, and to extend the term of the plan from June 30, 2007 to June 30, 2009. The proposed amendment is not related to the recent changes to the tax laws governing deferred compensation arrangements under Section

409A of the Internal Revenue Code. Section 409A has significantly altered the federal income tax rules governing nonqualified deferred compensation plans, and it may be necessary to further amend the Deferred Stock Compensation Plan to ensure that it is in compliance with Section 409A. As of April 13, 2006, there were only approximately 4,000 shares available for issuance under the Deferred Stock Compensation Plan.

The Deferred Stock Compensation Plan is intended to provide individuals who serve as directors of the Company or its banking subsidiary, BancFirst, or as advisory directors of the various community bank branches of BancFirst (each, a “Participating Director” and collectively, “Participating Directors”), an opportunity to defer the receipt of their director fees and to receive those deferred fees in the form of shares of Common Stock. All of the Company’s directors (currently, 19 persons) are eligible to participate in the Deferred Stock Compensation Plan. The maximum number of shares that may be issued under the Plan currently is 40,000, subject to adjustment to reflect certain changes in capitalization, such as stock splits, stock dividends or recapitalizations.

Summary of the Provisions of the Deferred Stock Compensation Plan

The essential features of the Deferred Stock Compensation Plan are summarized below. This summary does not purport to be a complete description of all the provisions of the Deferred Stock Compensation Plan. The summary is qualified in its entirety by the full text of the Deferred Stock Compensation Plan, a copy of which, as it is proposed to be amended, is included as Appendix C to the copy of this Proxy Statement that was filed electronically with the Securities and Exchange Commission and can be reviewed on the Securities and Exchange Commission’s website at www.sec.gov. A copy of the plan document may also be obtained without charge by writing the Company’s Secretary at BancFirst Corporation, 101 N. Broadway, Oklahoma City, Oklahoma 73102.

Under the Deferred Stock Compensation Plan, Participating Directors may defer all or part of their director fees otherwise payable in cash. Compensation that is deferred will be credited to each Participating Director’s account under the Deferred Stock Compensation Plan (the “Deferral Account”) in the form of Units. The number of Units credited will be determined by dividing the amount of fees deferred by the closing price of the Common Stock on the deferral date as reported in The Wall Street Journal or a similar publication selected by the Committee. When cash dividends are paid on Common Stock, the Participating Director’s Deferral Account will be credited with a number of Units determined by multiplying the number of Units in the Account on the dividend record date by the per-share dividend amount and then dividing the product by the stock price on the dividend record date. In the case of stock dividends, the Participating Director’s Deferral Account will be credited with a number of Units determined by multiplying the number of Units in the Account by the stock dividend declared.

Following the earlier of (i) a Participating Director’s termination of service as a director or in the event of a Participating Director’s death, or (ii) the termination date of the Deferred Stock Compensation Plan, all amounts credited to a Participating Director’s Account will be paid to the Participating Director in the form of shares of Common Stock, the number of which shares will equal the number of Units credited to the Participating Director’s Deferral Account. A Participating Director may elect to receive the shares in a lump sum on a date specified by the Director or in substantially equal annual installments over a period not to exceed three years.

The Deferred Stock Compensation Plan is administered by the Compensation Committee of the Board of Directors of the Company, certain members of which may also include participants in the Employee Plan. The Deferred Stock Compensation Plan may be amended or terminated at any time by the Compensation Committee.

Summary of Federal Income Tax Consequences of the Deferred Stock Compensation Plan

The Deferred Stock Compensation Plan permits Participating Directors to defer to a later year receipt of all or a portion of their director fees that otherwise would be includible in income for tax purposes in the year in which it would have been paid. Under current tax laws, no income will be recognized by a Participating Director at the time of deferral. Upon payment, a Participating Director will recognize ordinary income in an amount equal to the sum of the fair market value of the shares of Common Stock received and the cash received for any fractional share. The Company will be entitled to a deduction equal to the income recognized by the Participating Director.

Specific Benefits under the Deferred Stock Compensation Plan

The number of persons participating in the Deferred Stock Compensation Plan is 80. Because the aggregate benefits under the Deferred Stock Compensation Plan are dependent upon the number of Participating Directors who elect to participate in the Deferred Stock Compensation Plan, the portion of their directors’ fees that Participating Directors elect to defer and the market price of Common Stock when deferred compensation and dividends are credited to their Deferral Accounts, it is not possible to predict what benefits will be received under the Deferred Stock Compensation Plan. As of April 13, 2006, the per share closing sale price of Common Stock, as reported by the Nasdaq National Market, was $43.00.

Aggregate Past Grants Under the Deferred Stock Compensation Plan

The following table shows information regarding the number of Units credited to Participating Directors’ Accounts in respect of deferral of directors’ fees under the Deferred Stock Compensation Plan.

Aggregate Past Grants Under the

Deferred Stock Compensation Plan

Name	Total Number of Units Credited
Named Executive Officers:
David E. Rainbolt President and Chief Executive Officer	—
Dennis L. Brand Senior Executive Vice President	—
James R. Daniel Vice Chairman	—
William O. Johnstone Vice Chairman	—
Darryl Schmidt Executive Vice President and Chief Credit Officer	—
All Executive Officers as a Group	63
Non-Executive Director Group	4,484
Non-Executive Officer Employee Group	—

Stockholder Approval

The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and eligible to vote is required for the adoption of the proposed amendment.

The Board of Directors recommends a vote “FOR” the proposed amendment to the BancFirst Corporation Deferred Stock Compensation Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of December 31, 2005, concerning certain compensation plans under which the Company’s equity securities are authorized for issuance.

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column(a))
Equity compensation plans approved by security holders:
BancFirst Corporation Stock Option Plan and BancFirst Corporation Non-Employee Directors’ Stock Option Plan	1,158,776	$20.95	191,860
AmQuest Corporation stock option plans (1)	4,440	9.13	—
Equity compensation plans not approved by security holders
BancFirst Corporation Directors’ Deferred Stock Compensation Plan	29,026	23.87	5,823
Total	1,192,242	$20.98	197,683

(1)	In 1998 AmQuest Corporation (“AmQuest”) merged with the Company. In connection with the merger, AmQuest’s four stock option plans were assumed by the Company. Three of the plans were qualified incentive stock option plans for employees, and one was for non-employee directors. Other than the shares reserved for future issuance upon the exercise of the outstanding options, there are no securities available for future issuance under these plans.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

(PROPOSAL NO. 5)

Grant Thornton LLP (Grant Thornton) was the Company’s independent auditor for fiscal year 2005 and has been approved by the Audit Committee as the Company’s independent auditor for the fiscal year ending December 31, 2006. Representatives of Ernst & Young are expected to attend the Annual Meeting and will have an opportunity to make a statement or to respond to appropriate questions from stockholders.

The Audit Committee reviews audit services and, if applicable, non-audit services performed by Grant Thornton, as well as the fees charged by Grant Thornton for such services. In its review of any non-audit service fees, the Audit Committee considers, among other things, the possible effect of the performance of such services on the auditor’s independence. No non-audit services were performed by Grant Thornton during 2005, and Grant Thornton has advised the Company that they are independent with respect to the Company.

Additional information concerning the Audit Committee and its activities with Grant Thornton can be found in the following sections of this proxy statement: “Board of Directors and Committees” and “Report of the Audit Committee.”

The following table shows the fees incurred by the Company for the audit and other services provided by Grant Thornton for fiscal year 2005.

2005
Audit fees	$486,300
Audit-related fees	7,800
Tax fees	—
All other fees	—

Total	$494,100

REPORT OF THE AUDIT COMMITTEE

The following report is for the Audit Committee’s activities regarding oversight of the Company’s financial reporting and auditing process for fiscal year 2005.

The Audit Committee is comprised solely of independent directors, as defined in the Marketplace Rules of The Nasdaq Stock Market. The Board of Directors has adopted an Audit Committee Charter, a copy of which was included as Appendix A in the Proxy Statement for the Annual Meeting of Stockholders held May 26, 2005. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees.

As described more fully in its charter, the purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting, internal control and audit functions. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company’s independent auditor is responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent auditor, nor can the Audit Committee certify that the independent auditor is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent auditor on the basis of the information it receives, discussions with management and the auditor, and the experience of the Committee’s members in business, financial and accounting matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s internal and external auditors, including the audit scope, external audit fees, auditor independence matters and the extent to which the independent auditor may be retained to perform non-audit services. The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the Company’s independent auditor. The Audit Committee also reviews the results of the internal and external audit work with regard to the adequacy and appropriateness of the Company’s financial, accounting and internal controls. Management’s and the independent auditor’s presentations to, and discussions with, the Audit Committee also cover various topics and events that may have significant financial impact or are the subject of discussions between management and the independent auditor. In addition, the Audit Committee generally oversees the Company’s internal compliance programs.

The Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditor. Management represented to the Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the independent auditor represented that its presentations to the Audit Committee included the matters required to be discussed with the independent auditor by Statement on Auditing Standards No. 61, “Communication with Audit Committees,” as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications.”

The Company’s independent auditor also provided the Audit Committee with the written disclosures required by Rule 3600T of the Public Company Accounting Oversight Board, which adopts on an interim basis Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed with the independent auditor that firm’s independence.

Following the Audit Committee’s discussions with management and the independent auditor, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s annual report on Form 10-K for the year ended December 31, 2005.

Audit Committee:

J. Ralph McCalmont (Chairman)

John C. Hugon

David E. Ragland

ANNUAL REPORT

The Company’s Annual Report to Stockholders for the year ended December 31, 2005 accompanies this Proxy Statement. No parts of the Annual Report are incorporated by reference into this Proxy Statement and the Annual Report is not deemed to be a part of the proxy soliciting material.

The Company files reports electronically with the Securities and Exchange Commission (the “SEC”), including an annual report on Form 10-K. The Company provides links on its Internet website to the SEC’s website where these reports can be obtained. The Company’s annual report on Form 10-K for the year ended December 31, 2005 (other than the exhibits thereto) is also available upon written request without charge. Such requests should be directed to: Randy Foraker, Executive Vice President, BancFirst Corporation, 101 North Broadway, Oklahoma City, Oklahoma 73102. The public may read and copy any materials that the Company files with the SEC at the Public Reference Room at 450 Fifth Street, NW, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by call 1-800-732-0330. In addition, since the Company is an electronic filer, the reports that the Company files electronically with the SEC may be obtained at the SEC’s website at http://www.sec.gov.

COMMUNICATIONS AND PROPOSALS OF STOCKHOLDERS

Stockholders can send communications, including recommendations for director candidates, to the Board of Directors as a whole, or to individual directors, by addressing such communications as shown below. All communications are distributed to the Board of Directors, as appropriate, depending upon the facts and circumstances outlined in the communications received. For example, if any complaints regarding accounting and/or auditing matters are received, they may be forwarded by the Corporate Secretary to the Chairman of the Audit Committee for review.

Proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders will be considered by the Board of Directors if the written proposal, complying with the requirements established by the SEC, is received at the address below no later than December 21, 2006.

Address for communications:

Corporate Secretary

BancFirst Corporation

101 N. Broadway

Oklahoma City, Oklahoma 73102

OTHER MATTERS

The management of the Company does not know of any other matters that are to be presented for action at the meeting. Should any other matter come before the meeting, however, it is the intent of the persons named in the proxy to vote all proxies with respect to such matter in accordance with the recommendations of the Board of Directors.

Appendix A

SEVENTH AMENDED AND RESTATED

BANCFIRST CORPORATION STOCK OPTION PLAN

1.	PURPOSE. This Seventh Amended and Restated BancFirst Corporation Stock Option Plan (i) incorporates the Sixth Amendment to and Restatement of the BancFirst Corporation Stock Option Plan (the “Sixth Restatement”), adopted by the Board of Directors of BancFirst Corporation (the “Corporation”) on June 24, 2004, and (ii) incorporates an Amendment to the Sixth Restatement adopted by the stockholders of the Corporation on .

The Plan is intended as an incentive and to encourage stock ownership by certain key employees and officers of the Corporation in order to increase their proprietary interest in the Corporation’s success.

2.	DEFINITIONS. As used herein, the following terms shall have the corresponding meanings:

2.1.	“Committee” shall mean the Board of Directors of the Corporation, or a duly constituted committee of the Board consisting of three or more members.

2.2	“Common Stock” shall mean the common stock, par value $1.00 per share, of the Corporation.

2.3.	“Date of Grant” shall mean the date of grant of a Stock Option granted hereunder as set forth in the Stock Option Agreement. In the event of a grant conditioned, among other things, upon stockholder ratification of this Plan, the date of such conditional grant shall be the Date of Grant for purposes of this Plan.

2.4.	“Employee” shall mean any common-law employee of the Corporation. The determination of whether or not a person is an Employee of the Corporation with respect to the grant or exercise of an Incentive Stock Option shall be made in accordance with the rule of Income Tax Regulation Section 1.421-7(h) (or successor regulation).

2.5.

“Fair Market Value” shall mean, with respect to the exercise of an option under the Plan, (a) if the Common Stock is listed on a national securities exchange or the NASDAQ National Market System, the closing price of the Common Stock for the business day immediately preceding the day for which the determination is being made, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ for the business day immediately preceding the day for which the determination is being made, or (c) if the Common Stock is not then listed on any exchange or quoted on NASDAQ, an amount determined in good faith by the Committee to be the fair market value of the Common Stock, after consideration of all relevant factors.

2.6.	“Nonqualified Stock Option” shall mean a Stock Option which is not intended to qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.

2.7.	“Option Exercise Price” shall mean the price paid for Shares upon the exercise of a Stock Option granted hereunder.

2.8.	“Optionee” shall mean any person entitled to exercise a Stock Option pursuant to the terms of the Plan.

2.9.	“Stock Option” shall mean a stock option giving an Optionee the right to purchase shares of the Corporation’s Common Stock. Stock Options granted under the Plan shall be Nonqualified Stock Options.

3.	ADMINISTRATION.

3.1	AUTHORITY; INDEMNIFICATION. Within the limitations described herein, the Committee shall administer the Plan, select the Employees of the Corporation, including officers of the Corporation, to whom Stock Options shall be granted, determine the number of Shares to be subject to each grant, determine the method of payment upon exercise of each Stock Option, determine all other terms of Stock Options granted hereunder and interpret, construe and implement the provisions of the Plan. All questions of interpretation of the Plan or any Stock Option granted under the Plan shall be determined by the Committee, and such decisions shall be binding upon all persons having an interest in the Plan and/or any Stock Option. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s Certificate of Incorporation, or as otherwise permitted by law.

3.2	RULE 16B-3 COMPLIANCE. With respect to the participation of eligible participants who are subject to Section 16(b) of the Exchange Act, the Plan shall be administered in compliance with the requirements of Rule 16b-3.

3.3

SECTION 162(M) COMPLIANCE. In the event the Corporation is a “publicly held corporation” as defined in paragraph (2) of section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder (“Section 162(m)”), the Corporation shall establish a committee of outside directors meeting the requirements of Section 162(m) to approve the grant of Stock Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the

2

limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

4.	ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be such key Employees (including officers) of BancFirst Corporation, or of any corporation (“Subsidiary”) in which the Corporation has proprietary interest by reason of stock ownership or otherwise, including any corporation in which the Corporation acquires a proprietary interest after the adoption of this Plan (but only if the Corporation owns, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in the corporation), as the Committee shall determine from time to time.

5.	STOCK. The stock subject to Stock Options and other provisions of the Plan shall be shares of the Corporation’s authorized but unissued Common Stock or treasury stock, as determined by the Committee. Subject to adjustment in accordance with the provisions of Subparagraph 6.7 hereof, the total number of shares of Common Stock of the Corporation on which Stock Options may be granted under the Plan shall not exceed in the aggregate 2,500,000 shares. In the event that any outstanding Stock Option under the Plan for any reason expires or is terminated prior to the end of the period during which Stock Options may be granted, the shares of the Common Stock allocable to the unexercised portion of such Stock Option may again be subject to a Stock Option under the Plan.

6.	TERMS AND CONDITIONS OF STOCK OPTIONS. Stock Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve. Agreements shall comply with and be subject to the following terms and conditions:

6.1	MEDIUM AND TIME OF PAYMENT. The Option Exercise Price shall be payable in United States Dollars upon the exercise of the Stock Option and may be paid in cash or by certified check, bank draft or money order payable to the order of the Corporation, unless otherwise determined by the Committee.

6.2	NUMBER OF SHARES. The Stock Option shall state the total number of shares to which it pertains.

6.3	OPTION EXERCISE PRICE. The Option Exercise Price shall be not less than the Fair Market Value of the Common Stock on the Date of Grant.

6.4

TERM OF STOCK OPTIONS. The period during which Stock Options shall be exercisable shall be fixed by the Committee, but in no event shall a Stock Option be exercisable after the expiration of fifteen (15) years from the date such Stock Option is granted. Subject to the foregoing, Stock Options shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each

3

instance determine, which restrictions and conditions need not be the same for all Stock Options.

6.5	DATE OF EXERCISE. Unless otherwise determined by the Committee at the time of granting a Stock Option, Stock Options shall be exercisable at the rate set forth below beginning four years from the Date of Grant. After becoming exercisable, the Stock Option may be exercised at any time and from time to time in whole or in part until termination of the Stock Option as set forth in Sections 6.4 or 6.6.

Elapsed Years from Date of Grant	Percent of Shares	Cumulative Percent of Shares
less than 4 years	0%	0%
4 to 5 years	25%	25%
5 to 6 years	25%	50%
6 to 7 years	25%	75%
more than 7 years	25%	100%

6.6	TERMINATION OF EMPLOYMENT. In the event that an Optionee’s employment by the Corporation shall terminate, his Stock Option whether or not then exercisable shall terminate immediately; provided, however, that if the termination is not as a result of embezzlement, theft or other violation of the law, the Optionee shall have the right to exercise his option (to the extent exercisable at the time of termination) at any time within 30 days after such termination; provided, further, that if any termination of employment is related to the Optionee’s retirement with the consent of the Corporation, the Optionee shall have the right to exercise his Stock Option (to the extent exercisable up to the date of retirement) at any time within three months after such retirement; and provided, further, that if the Optionee shall die while in the employment of the Corporation or within the period of time after termination of employment or retirement during which he was entitled to exercise his option as hereinabove provided, his estate, personal representative, or beneficiary shall have the right to exercise his Stock Option (to the extent exercisable at the date of death) at any time within twelve (12) months from the date of his death.

6.7

RECAPITALIZATION. The aggregate number of shares of Common Stock on which Stock Options may be granted to persons participating under the Plan, the number of shares thereof covered by each outstanding Stock Option, and the price per share thereof in each such Stock Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or other capital

4

adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the Corporation; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of a change in the Corporation’s Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

6.8	REORGANIZATION OF CORPORATION. Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation which does not result in change of control of the Corporation, any Stock Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving or resulting corporation or which results in a change in control of the Corporation, or a tender or exchange offer which results in a change in control of the Corporation, the Committee shall determine: (i) whether all or any part of the unexercisable portion (as set forth in section 6.5) of any Stock Option outstanding under the Plan shall terminate; (ii) whether the Stock Options shall become immediately exercisable; or (iii) whether such Stock Options may be exchanged for options covering securities of any such surviving or resulting corporation, subject to the agreement of any such surviving or resulting corporation, on terms and conditions substantially similar to a Stock Option hereunder.

6.9	ASSIGNABILITY. Except as provided in this Section, no Stock Option shall be assignable or transferable except as follows:

(a)	by will or by the laws of descent and distribution.

(b)	for the purpose of making a charitable gift as permitted by Section 6.13.

(c)

to the Optionee as trustee, or to the Optionee and one or more others as co-trustees, of a revocable trust which allows the Optionee to amend or revoke the trust at any time. If the Optionee relinquishes his power to amend or revoke the trust or resigns as a trustee, the Optionee shall withdraw the Stock Option from the trust prior to the relinquishment of such power or his resignation as trustee and shall revest title to the Stock Option in the Optionee’s individual name. If the trust becomes irrevocable due to the death of the Optionee, the successor or remaining trustee(s) shall have the same power to exercise the Stock Option under Section 6.6 hereof as the personal

5

representative. If the Optionee becomes incapacitated, the date of incapacity shall be deemed for purposes of this Plan as the date of termination of employment under Section 6.6 (whether or not Optionee’s employment has actually terminated), and the successor or remaining trustee(s) of the trust shall have the same right to exercise the Stock Option as a terminated Optionee has under Section 6.6. The Optionee as trustee and any successor or remaining trustee(s) shall be bound by all the terms and conditions of the Plan and the Stock Option Agreement entered into by the Company and Optionee under this Plan.

(d)	to the extent set forth in the Stock Option Agreement governing such Stock Option.

6.10	OPTIONEE’S AGREEMENT. If, at the time of the exercise of any Stock Option, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee exercising the Stock Option shall agree that he will purchase the shares that are subject to the Stock Option for investment and not with any present intention to resell the same, the Optionee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect.

6.11	RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to shares covered by his Stock Option until the date of issuance of the shares to him and only after such shares are fully paid.

6.12	OTHER PROVISIONS. The Stock Option Agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable.

6.13	CHARITABLE GIFT. An Optionee shall be permitted to assign his Stock Option without consideration, either in full or in one or more partial assignments from time to time, to any organization that has been recognized by the Internal Revenue Service as qualifying under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended (a “Charity”). Assignment(s) may be made during the Optionee’s lifetime or may be effective upon his death. If a Stock Option is assigned to a Charity, in whole or in part, it shall continue to be subject to the restrictions of Sections 6.5 and 6.6 hereof, which shall thereafter apply to the same extent as if the Stock Option were still held by the Optionee himself (if he is living), or by his estate, personal representative or beneficiary (if he is deceased).

7.	MARKETABILITY OF SHARES. The Common Stock is currently traded on the NASDAQ National Market System. As a result, its liquidity varies widely in response to

6

supply and demand. Consequently, the Corporation can give no assurances as to the marketability of shares acquired under the Plan.

8.	TAX IMPLICATIONS. It is anticipated that Stock Options granted under the Plan will be treated as Nonqualified Stock Options by the Internal Revenue Service. As such, exercise of the Stock Option would generate a taxable event with the difference between the original Option Exercise Price and the Fair Market Value of the Common Stock at the time of exercise being treated as ordinary income. If a Stock Option is transferred to a Charity as permitted by Sections 6.9(b) and 6.13 hereof, the Optionee should expect to have ordinary income attributed to him at the time the Charity exercises the Stock Option, in the same amount and with the same effect as if the Optionee himself exercised the Stock Option.

9.	TERM OF PLAN. No Stock Option may be granted after December 31, 2011.

10.	NO OBLIGATION TO EXERCISE OPTION. The granting of a Stock Option shall impose no obligation upon the Optionee to exercise such Stock Option.

11.	AMENDMENTS. The Board of Directors may from time to time amend, alter, suspend, or discontinue the Plan or alter or amend (including decrease of the Option Exercise Price by cancellation and substitution of options or otherwise) any and all option agreements granted thereunder; provided, however, that after the first registration of the Common Stock under Section 12 of the Securities Exchange Act of 1934, no such action of the Board of Directors may, without approval of the stockholders of the Corporation, alter the provisions of the Plan so as to (a) materially increase the benefits accruing to participants under the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided, further, that no amendment may, without the consent of the Optionee, affect any then outstanding Stock Options or unexercised portions thereof. In addition, the approval of the Corporation’s stockholders shall be sought for any amendment to the Plan or a Stock Option for which the Committee deems stockholder approval necessary in order to comply with Rule 16b-3.

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Appendix B

AMENDED AND RESTATED

BANCFIRST CORPORATION NON-EMPLOYEE DIRECTORS’

STOCK OPTION PLAN

1.	PURPOSE. This Amended and Restated BancFirst Corporation Non-Employee Directors’ Stock Option Plan incorporates the Amendment adopted by the stockholders of BancFirst Corporation (the “Corporation”) on _____________.

The Plan is intended as an incentive and to encourage stock ownership by the non-employee directors of the Corporation in order to increase their proprietary interest in the Corporation’s success.

2.	DEFINITIONS. As used herein, the following terms shall have the corresponding meanings:

2.1.	“Committee” shall mean the Board of Directors of the Corporation, or a duly constituted committee of the Board consisting of three or more members, at least a majority of which shall be “Non-Employee Directors” as such term is used in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

2.2	“Common Stock” shall mean the common stock, par value $1.00 per share, of the Corporation.

2.3.	“Date of Grant” shall mean the date of grant of a Stock Option granted hereunder as set forth in the Stock Option Agreement. In the event of a grant conditioned, among other things, upon stockholder ratification of this Plan, the date of such conditional grant shall be the Date of Grant for purposes of this Plan.

2.4.	“Non-Employee Director” shall mean a person that is an elected or appointed member of the board of directors of a corporation, who is not a common-law employee of the corporation. The determination of whether or not a person is a Non-Employee of the Corporation with respect to the grant or exercise of a Stock Option shall be made in accordance with the rule of Income Tax Regulation Section 1.421-7(h) (or successor regulation).

2.5.

“Fair Market Value” shall mean, with respect to the exercise of an option under the Plan, (a) if the Common Stock is listed on a national securities exchange or the NASDAQ National Market System, the closing price of the Common Stock for the business day immediately preceding the day for which the determination is being made, or (b) if the Common Stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the Common Stock in the over-the-counter market as quoted on NASDAQ for the business day immediately preceding the day for which the determination is being made, or (c) if the Common Stock is not then listed on any exchange or quoted on NASDAQ, an amount determined in good faith by the Committee to be the fair market value of the Common Stock, after consideration of all relevant factors.

2.6	“Nonqualified Stock Option” shall mean a Stock Option which is not intended to qualify for tax treatment as an “incentive stock option” under Section 422 of the Code.

2.7.	“Option Exercise Price” shall mean the price paid for Shares upon the exercise of a Stock Option granted hereunder.

2.8.	“Optionee” shall mean any person entitled to exercise a Stock Option pursuant to the terms of the Plan.

2.9.	“Stock Option” shall mean a stock option giving an Optionee the right to purchase shares of the Corporation’s Common Stock. Stock Options granted under the Plan shall be Nonqualified Stock Options.

3.	ADMINISTRATION.

3.1	AUTHORITY; INDEMNIFICATION. Within the limitations described herein, the Committee shall administer the Plan, determine the method of payment upon exercise of each Stock Option, determine all other terms of Stock Options granted hereunder and interpret, construe and implement the provisions of the Plan. All questions of interpretation of the Plan or any Stock Option granted under the Plan shall be determined by the Committee, and such decisions shall be binding upon all persons having an interest in the Plan and/or any Stock Option. No member of the Committee shall be liable for any action or determination made in good faith, and the members shall be entitled to indemnification and reimbursement in the manner provided in the Corporation’s Certificate of Incorporation, or as otherwise permitted by law.

3.2	RULE 16B-3 COMPLIANCE. With respect to the participation of eligible participants who are subject to Section 16(b) of the Exchange Act, the Plan shall be administered in compliance with the requirements of Rule 16b-3.

3.3

SECTION 162(M) COMPLIANCE. In the event the Corporation is a “publicly held corporation” as defined in paragraph (2) of section 162(m) of the Code, as amended by the Revenue Reconciliation Act of 1993 (P.L. 103-66), and the regulations promulgated thereunder (“Section 162(m)”), the Corporation shall establish a committee of outside directors meeting the requirements of Section

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162(m) to approve the grant of Stock Options which might reasonably be anticipated to result in the payment of employee remuneration that would otherwise exceed the limit on employee remuneration deductible for income tax purposes pursuant to Section 162(m).

4.	ELIGIBILITY. The individuals who shall be eligible to participate in the Plan shall be such Non-Employee Directors of the Corporation, or of any corporation (“Subsidiary”) in which the Corporation has proprietary interest by reason of stock ownership or otherwise, including any corporation in which the Corporation acquires a proprietary interest after the adoption of this Plan (but only if the Corporation owns, directly or indirectly, stock possessing not less than 50% of the total combined voting power of all classes of stock in the corporation), as the Committee shall determine from time to time.

5.	STOCK. The stock subject to Stock Options and other provisions of the Plan shall be shares of the Corporation’s authorized but unissued Common Stock or treasury stock, as determined by the Committee. Subject to adjustment in accordance with the provisions of Subparagraph 6.7 hereof, the total number of shares of Common Stock of the Corporation on which Stock Options may be granted under the Plan shall not exceed in the aggregate 180,000 shares. In the event that any outstanding Stock Option under the Plan for any reason expires or is terminated prior to the end of the period during which Stock Options may be granted, the shares of the Common Stock allocable to the unexercised portion of such Stock Option may again be subject to a Stock Option under the Plan.

6.	TERMS AND CONDITIONS OF STOCK OPTIONS. Stock Options granted pursuant to the Plan shall be evidenced by agreements in such form as the Committee shall, from time to time, approve. Agreements shall comply with and be subject to the following terms and conditions:

6.1	MEDIUM AND TIME OF PAYMENT. The Option Exercise Price shall be payable in United States Dollars upon the exercise of the Stock Option and may be paid in cash or by certified check, bank draft or money order payable to the order of the Corporation, unless otherwise determined by the Committee.

6.2	NUMBER OF SHARES. Each Non-Employee Director shall be granted a Stock Option for 5,000 shares.

6.3	OPTION EXERCISE PRICE. The Option Exercise Price shall be equal to the Fair Market Value of the Common Stock on the Date of Grant.

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6.4	TERM OF STOCK OPTIONS. Any Stock Option granted must be exercised within fifteen (15) years of the date of such grant.

6.5	DATE OF EXERCISE. Unless otherwise determined by the Committee at the time of granting a Stock Option, Stock Options shall be exercisable at the rate set forth below beginning one year from the Date of Grant. After becoming exercisable, the Stock Option may be exercised at any time and from time to time in whole or in part until termination of the Stock Option as set forth in Sections 6.4 or 6.6.

Elapsed Years from Date of Grant	Percent of Shares	Cumulative Percent of Shares
less than 1 year	0%	0%
1 to 2 years	25%	25%
2 to 3 years	25%	50%
3 to 4 years	25%	75%
more than 4 years	25%	100%

6.6	TERMINATION OF BOARD SERVICE. In the event that an Optionee’s service on the board of directors of the Corporation shall terminate, his Stock Option whether or not then exercisable shall terminate immediately; provided, however, that if the termination is not as a result of embezzlement, theft or other violation of the law, the Optionee shall have the right to exercise his option (to the extent exercisable at the time of termination) at any time within 30 days after such termination; provided, further, that if the Optionee shall die while in service on the board of directors of the Corporation or within the period of time after termination of service during which he was entitled to exercise his option as hereinabove provided, his estate, personal representative, or beneficiary shall have the right to exercise his Stock Option (to the extent exercisable at the date of death) at any time within twelve (12) months from the date of his death.

6.7

RECAPITALIZATION. The aggregate number of shares of Common Stock on which Stock Options may be granted to persons participating under the Plan, the number of shares thereof covered by each outstanding Stock Option, and the price per share thereof in each such Stock Option, shall all be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock of the Corporation resulting from a subdivision or consolidation of shares or other capital adjustment, or the payment of a stock dividend or other increase or decrease in such shares, effected without receipt of consideration by the

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Corporation; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In the event of a change in the Corporation’s Common Stock which is limited to a change in the designation thereof to “Capital Stock” or other similar designation, or a change in the par value thereof, or from par value to no par value, without increase in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

6.8	REORGANIZATION OF CORPORATION. Subject to any required action by the stockholders, if the Corporation shall be the surviving or resulting corporation in any merger or consolidation which does not result in change of control of the Corporation, any Stock Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Stock Option would have been entitled. In the event of a dissolution or liquidation of the Corporation or a merger or consolidation in which the Corporation is not the surviving or resulting corporation or which results in a change in control of the Corporation, or a tender or exchange offer which results in a change in control of the Corporation, the Committee shall determine: (i) whether all or any part of the unexercisable portion (as set forth in section 6.5) of any Stock Option outstanding under the Plan shall terminate; (ii) whether the Stock Options shall become immediately exercisable; or (iii) whether such Stock Options may be exchanged for options covering securities of any such surviving or resulting corporation, subject to the agreement of any such surviving or resulting corporation, on terms and conditions substantially similar to a Stock Option hereunder.

6.9	ASSIGNABILITY. Except as provided in this Section, no Stock Option shall be assignable or transferable except as follows:

(a)	by will or by the laws of descent and distribution.

(b)	for the purpose of making a charitable gift.

(c)

to the Optionee as trustee of a revocable trust which allows the Optionee to amend or revoke the trust at any time. If the Optionee relinquishes his power to amend or revoke the trust or appoints a trustee other than the Optionee, the Optionee shall withdraw the Stock Option from the trust prior to the relinquishment of such power or appointment and revest title to the Stock Option in the Optionee’s individual name. If the trust becomes irrevocable due to the death of the Optionee, the successor trustee shall have the same power to exercise the Stock Option under

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Section 6.6 as the personal representative. If there is a successor trustee under the trust due to the incapacity of the Optionee, the date of incapacity shall be treated as termination of employment under Section 6.6, and the successor trustee shall have the same right to exercise the option as the Optionee has under Section 6.6. The trustee or any successor trustee shall be bound by all the terms and conditions of the Plan and the Stock Option Agreement entered into by the Plan and Optionee under this Plan.

(d)	to the extent set forth in the Stock Option Agreement governing such Stock Option.

6.10	OPTIONEE’S AGREEMENT. If, at the time of the exercise of any Stock Option, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the Optionee exercising the Stock Option shall agree that he will purchase the shares that are subject to the Stock Option for investment and not with any present intention to resell the same, the Optionee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect.

6.11	RIGHTS AS A STOCKHOLDER. An Optionee shall have no rights as a stockholder with respect to shares covered by his Stock Option until the date of issuance of the shares to him and only after such shares are fully paid.

6.12	OTHER PROVISIONS. The option agreements authorized under the Plan may contain such other provisions as the Committee shall deem advisable.

7.	MARKETABILITY OF SHARES. The Common Stock is currently traded on the NASDAQ National Market System. As a result, its liquidity varies widely in response to supply and demand. Consequently, the Corporation can give no assurances as to the marketability of shares acquired under the Plan.

8.	TAX IMPLICATIONS. It is anticipated that Stock Options granted under the Plan will be treated as Nonqualified Stock Options by the Internal Revenue Service. As such, exercise of the Stock Option would generate a taxable event with the difference between the original Option Exercise Price and the Fair Market Value of the Common Stock at the time of exercise being treated as ordinary income.

9.	TERM OF PLAN. No Stock Option may be granted after December 31, 2014.

10.	NO OBLIGATION TO EXERCISE OPTION. The granting of a Stock Option shall impose no obligation upon the Optionee to exercise such Stock Option.

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11.	AMENDMENTS. The Board of Directors may from time to time amend, alter, suspend, or discontinue the Plan or alter or amend (including decrease of the Option Exercise Price by cancellation and substitution of options or otherwise) any and all option agreements granted thereunder; provided, however, that no such action of the Board of Directors may, without approval of the stockholders of the Corporation, alter the provisions of the Plan so as to (a) materially increase the benefits accruing to participants under the Plan; (b) materially increase the number of securities which may be issued under the Plan; or (c) materially modify the requirements as to eligibility for participation in the Plan; and provided, further, that no amendment may, without the consent of the Optionee, affect any then outstanding Stock Options or unexercised portions thereof. In addition, the approval of the Corporation’s stockholders shall be sought for any amendment to the Plan or a Stock Option for which the Committee deems stockholder approval necessary in order to comply with Rule 16b-3.

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Appendix C

AMENDED AND RESTATED

BANCFIRST CORPORATION DIRECTORS’

DEFERRED STOCK COMPENSATION PLAN

ARTICLE I

PURPOSE AND EFFECTIVE DATE

1.1 Purpose. This Amended and Restated BancFirst Corporation Directors’ Deferred Stock Compensation Plan (the “Plan”) incorporates the Amendment adopted by the stockholders of BancFirst Corporation (the “Corporation) on                     .

The BancFirst Corporation Directors’ Deferred Stock Compensation Plan (the “Plan”) is intended to advance the interests of the Company and its shareholders by providing a means to attract and retain highly-qualified persons to serve as Directors and to promote ownership by Directors of a greater proprietary interest in the Company, thereby aligning such Directors’ interests more closely with the interests of shareholders of the Company.

1.2 Effective Date. This Plan shall become effective September 1, 1999.

ARTICLE II

DEFINITIONS

The following terms shall be defined as set forth below:

2.1 “Bank” means BancFirst, an Oklahoma banking corporation, or any successor thereto.

2.2 “Bank Board” means the Board of Directors of the Bank.

2.3 “Committee” means the Compensation Committee of the Company Board.

2.4 “Community Board” means one of the Community Advisory Boards of the Bank.

2.5 “Company” means BancFirst Corporation, an Oklahoma corporation, or any successor thereto.

2.6 “Company Board” means the Board of Directors of the Company.

2.7 “Deferral Date” means the date Fees would otherwise have been paid to the Participant.

2.8 “Director” means any individual who is a member of the Bank Board, the Company Board or the Community Board.

2.9 “Fair Market Value” means the closing sales price for the Shares on the relevant date, or if there were no sales on such date the closing sales price on the nearest day before the relevant date, as reported in The Wall Street Journal or a similar publication selected by the Committee.

2.10 “Fees” means all or part of any retainer and/or fees payable to a Director in his or her capacity as a Director.

2.11 “Participant” means a Director who defers Fees under Article VI of this Plan.

2.12 “Secretary” means the Corporate Secretary or any Assistant Corporate Secretary of the Company.

2.13 “Shares” means shares of the common stock of BancFirst Corporation, par value $1.00 per share, or of any successor corporation or other legal entity adopting this Plan.

2.14 “Stock Units” means the credits to a Participant’s Stock Unit Account under Article VI of this Plan, each of which represents the right to receive one Share upon settlement of the Stock Unit Account.

2.15 “Stock Unit Account” means the bookkeeping account established by the Company pursuant to Section 6.4.

2.16 “Termination Date” means the date the Plan terminates pursuant to Section 11.8.

2.17 “Termination of Service” means termination of service as a Director in any of the following circumstances:

(a) Where the Participant voluntarily resigns or retires;

(b) Where the Participant is not re-elected (or elected in the case of an appointed Director) to the Bank Board or Company Board, as applicable, by the shareholders, or to the Community Board by the Bank;

(c) Where the Participant dies; or

(d) Where the Participant is removed from the Bank Board, Company Board or Community Board, as applicable, in accordance with the provisions of the Company’s Bylaws or the Bank’s Bylaws, as applicable.

ARTICLE III

SHARES AVAILABLE UNDER THE PLAN

Subject to adjustment as provided in Article X, the maximum number of Shares that may be distributed in settlement of Stock Unit Accounts under this Plan shall not exceed 51,000. Such Shares may include authorized but unissued Shares or treasury Shares.

ARTICLE IV

ADMINISTRATION

4.1 This Plan shall be administered by the Company Board’s Compensation Committee, or such other committee or individual as may be designated by the Company Board. Notwithstanding the foregoing, no director who is a Participant under this Plan shall participate in any determination relating solely or primarily to his or her own Shares, Stock Units or Stock Unit Account.

4.2 It shall be the duty of the Committee to administer this Plan in accordance with its provisions and to make such recommendations of amendments or otherwise as it deems necessary or appropriate.

4.3 The Committee shall have the authority to make all determinations it deems necessary or advisable for administering this Plan, subject to the limitations in Section 4.1 and other explicit provisions of this Plan.

ARTICLE V

ELIGIBILITY

5.1 Each Director shall be eligible to defer Fees under Article VI of this Plan.

ARTICLE VI

DEFERRAL ELECTIONS IN LIEU OF CASH PAYMENTS

6.1 General Rule. Each Director may, in lieu of receipt of Fees, defer such Fees in accordance with this Article VI, provided that such Director is eligible under Article V of this Plan to defer such Fees at the date any such Fees are otherwise payable.

6.2 Timing of Election. Each eligible director who wishes to defer Fees under this Plan must make a written election prior to the start of the calendar year for which the Fees would otherwise be paid; provided, however, that with respect to (a) any election made by a newly-elected or appointed Director (“New Director Elections”) and (b) any elections made by Directors with respect to Fees paid on or after July 1, 1999 (“1999 Elections”), the following special rules shall apply: (i) with respect to any New Director Elections, any such New Director Election may be made prior to the first Deferral Date after election or appointment, and (ii) with respect to any 1999 Elections, such elections shall be made prior to July 1, 1999 and shall be effective for any Fees paid on or after July 1, 1999. An election by a Director shall be deemed to be continuing and therefore applicable to Fees to be paid in the future unless the Director evokes or changes such election by filing a new election form by the due date for such form specified in this Section 6.2.

6.3 Form of Election. An election shall be made in a manner satisfactory to the Secretary. Generally, an election shall be made by completing and filing the specified election form with the Secretary of the company within the period described in Section 6.2. At a minimum, the form shall require the Director to specify the following:

(a) a percentage (in 25% increments), not to exceed an aggregate of 100% of the Fees to be deferred under this Plan; and

(b) the manner of settlement in accordance with Section 7.2.

6.4 Establishment of Stock Unit Account. The Company will establish a Stock Unit Account for each Participant. All Fees deferred pursuant to this Article VI shall be credited to the Participant’s Stock Unit Account as of the Deferral Date and converted to Stock Units as follows: The number of Stock Units shall equal the deferred Fees divided by the Fair Market Value of a Share on the Deferral Date, with fractional units calculated to three (3) decimal places.

6.5 Credit of Dividend Equivalents. As of each dividend payment date with respect to Shares, each Participant shall have credited to his or her Stock Unit Account an additional number of Stock Units equal to: the per-share cash dividend payable with respect to a Share on such dividend payment date multiplied by the number of Stock Units held in the Stock Unit Account as of the close of business on the record date for such dividend divided by the Fair Market Value of a Share on such dividend payment date. If dividends are paid on Shares in a form other than cash, then such dividends shall be notionally converted to cash, if their value is readily determinable, and credited in a manner consistent with the foregoing and, if their value is not readily determinable, shall be credited “in kind” to the Participant’s Stock Unit Account.

ARTICLE VII

SETTLEMENT OF STOCK UNITS

7.1 Settlement of Account. The Company will settle a Participant’s Stock Unit Account in the manner described in Section 7.2 as soon as administratively feasible following the earlier of (i) notification of such Participant’s Termination of Service or (ii) the Termination Date.

7.2 Payment Options. An election filed under Article VI shall specify whether the Participant’s Stock Unit Account is to be settled by delivering to the Participant (or his or her beneficiary) the number of Shares equal to the number of whole Stock Units then credited to the Participant’s Stock Unit Accounts, in (a) a lump sum, or (b) substantially equal annual installments over a period not to exceed three (3) years. If, upon lump sum distribution or final distribution of an installment, less than one whole Stock Unit is credited to a Participant’s Stock Unit Account, cash will be paid in lieu of fractional shares on the date of such distribution.

7.3 Continuation of Dividend Equivalents. If payment of Stock Units is deferred and paid in installments, the Participant’s Stock Unit Account shall continue to be credited with dividend equivalents as provided in Section 6.5.

7.4 In Kind Dividends. If any “in kind” dividends were credited to the Participant’s Stock Unit Account under Section 6.5, such dividends shall be payable to the Participant in full on the date of the first distribution of Shares under Section 7.2.

ARTICLE VIII

UNFUNDED STATUS

The interest of each Participant in any Fees deferred under this Plan (and any Stock Units or Stock Unit Account relating thereto) shall be that of a general creditor of the Company. Stock Unit Accounts, and Stock Units (and, if any, “in kind” dividends) credited thereto, shall at all times be maintained by the Company as bookkeeping entries evidencing unfunded and unsecured general obligations of the Company.

ARTICLE IX

DESIGNATION OF BENEFICIARY

Each Participant may designate, on a form provided by the Committee, one or more beneficiaries to receive the Shares described in Section 7.2 in the event of such Participant’s death. The Company may rely upon the beneficiary designation last filed with the Committee, provided that such form was executed by the Participant or his or her legal representative and filed with the Committee prior to the Participant’s death.

ARTICLE X

ADJUSTMENT PROVISIONS

In the event any recapitalization, reorganization merger, consolidation, spin-off, combination, repurchase, exchange of shares or other securities of the Company, stock split or reverse split, or similar corporate transaction or event affects Shares such that an adjustment is determined by the Company Board or Committee to be appropriate to prevent dilution or enlargement of Participants’ rights under this Plan, then the Company Board or Committee will, in a manner that is proportionate to the change to the Shares and is otherwise equitable, adjust the number or kind of Shares to be delivered upon settlement of Stock Unit Accounts under Article VII.

ARTICLE XI

GENERAL PROVISIONS

11.1 No Right to Continue as a Director. Nothing contained in this Plan will confer upon any Participant any right to continue to serve as a Director.

11.2 No Shareholder Rights Conferred. Nothing contained in this Plan will confer upon any Participant any rights of a shareholder of the Company unless and until Shares are in fact issued or transferred to such Participant in accordance with Article VII.

11.3 Change to the Plan. The Company Board may amend, alter, suspend, discontinue, extend, or terminate the Plan without the consent of the Participants; provided, however, that, without the consent of an affected Participant, no such action may materially impair the rights of such Participant with respect to any Stock Units credited to his or her Stock Unit Account.

11.4 Consideration; Agreements. The consideration for Shares issued or delivered in lieu of payment of Fees will be the Director’s service during the period to which the Fees paid in the form of Shares related.

11.5 Compliance with Laws and obligations. The Company will not be obligated to issue or deliver Shares in connection with this Plan in a transaction subject to the registration requirements of the Securities Act of 1933, as amended, or any other federal or state securities law, any requirement under any listing agreement between the Company and any national securities exchange or automated quotation system or any other laws, regulations, or contractual obligations of the Company, until the Company is satisfied that such laws, regulations, and other obligations of the Company have been complied with in full. Certificates representing Shares delivered under the Plan will be subject to such stop-transfer orders and other restrictions as may be applicable under such laws, regulations, and other obligations of the Company, including any requirement that a legend or legends be placed thereon.

11.6 Limitations on Transferability. Stock Units and any other right will not be transferable by a Participant except by will or the laws of descent and distribution (or to a designated beneficiary in the event of a Participant’s death). Stock Units and other rights under the Plan may not be pledged, mortgaged, hypothecated, or otherwise encumbered, and shall not be subject to the claims of creditors.

11.7 Governing Law. The validity, construction, and effect of the Plan and any agreement hereunder will be determined in accordance with the laws of the State of Oklahoma, without giving effect to principles of conflicts of laws, and applicable federal law.

11.8 Plan Termination. Unless earlier terminated by action of the Company Board, the Plan will remain in effect until the earlier of (i) such time as no Shares remain available for delivery under the Plan and the Company has no further rights or obligations under the Plan or (ii) June 30, 2009.

BANCFIRST CORPORATION
OKLAHOMA CITY, OKLAHOMA	PROXY/VOTING INSTRUCTION CARD

This proxy is solicited on behalf of the Board of Directors for the Annual Meeting on May 25, 2006.
Your vote is important! Please sign and date on the reverse and return promptly in the enclosed envelope.
The undersigned hereby appoints David E. Rainbolt and Richard Reich as Proxies, each with the power to appoint his substitute and each with full power to act without the other, and hereby authorizes them to present and vote all shares of Common Stock of the undersigned of BancFirst Corporation (“Company”) which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 101 N. Broadway, Oklahoma City, Oklahoma 73102, on Thursday, May 25, 2006, at 9:00 a.m. and at any and all adjournments thereof as follows:

1. Election of Directors
☐ FOR all nominees listed below (except as listed to withhold vote)	☐ WITHHOLD VOTE for all nominees listed below
Class II: James R. Daniel, Robert A. Gregory, Tom H. McCasland, III, Paul B. Odom, Jr., H.E. Rainbolt, G. Rainey Williams, Jr.
Instruction: To withhold vote for any individual nominee, write that nominee’s name below.
2. To Amend the BancFirst Corporation Stock Option Plan
☐ FOR	☐ AGAINST	☐ ABSTAIN
3. To Amend the BancFirst Corporation Non-Employee Directors’ Stock Option Plan
☐ FOR	☐ AGAINST	☐ ABSTAIN
4. To Amend the Directors’ Deferred Stock Compensation Plan
☐ FOR	☐ AGAINST	☐ ABSTAIN

(Continued and to be signed and dated on the reverse side)

P R O X Y

5. To Ratify Grant Thornton LLP as Independent Auditor.
☐ FOR	☐ AGAINST	☐ ABSTAIN
6. In Their Discretion, the Proxies Are Authorized to Vote Upon Such Other Business as May Properly Come Before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS AND WILL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.
This proxy also provides voting instructions for shares of Common Stock held in the BancFirst Corporation Employee Stock Ownership and Thrift Plan.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders, and the Proxy Statement furnished therewith, and hereby revokes any proxy to vote shares of Common Stock of the Company heretofore given.

Please mark Change of Address below.
SIGNATURE(S) DATE
Please date, sign exactly as name appears herein, and promptly return in the enclosed envelope. When signing as guardian, executor, administrator, attorney, trustee, custodian, or in any other similar capacity, please give full title. If a corporation, sign in full corporate name by authorized officer, giving title. If a partnership, sign in partnership name by authorized person. In case of joint ownership, each joint owner must sign.

P R O X Y